UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 9, 2005

Federal National Mortgage Association
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-50231	52-0883107
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3900 Wisconsin Avenue, NW, Washington, District of Columbia		20016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	202-752-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On August 9, 2005, Fannie Mae (formally, the Federal National Mortgage Association) filed a Form 12b-25 with the Securities and Exchange Commission to report that it will not timely file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

The narrative portions of the Form 12b-25, copies of which are filed as Exhibit 99.1 to this report, are incorporated herein by reference.

The information in this item shall be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 7.01 Regulation FD Disclosure.

On May 18, 2005, Fannie Mae announced the addition of nine new officers to the company's Finance division. The announcement, a copy of which is furnished as Exhibit 99.2 to this report, is incorporated herein by reference.

On June 27, 2005, Fannie Mae announced the appointment of a new chief audit executive. The announcement, a copy of which is furnished as Exhibit 99.3 to this report, is incorporated herein by reference.

On August 9, 2005, Fannie Mae released a statement by Daniel H. Mudd, President and Chief Executive Officer of Fannie Mae. The statement, a copy of which is filed as Exhibit 99.4 to this report, is incorporated herein by reference.

The information in this item, including the exhibits submitted herewith, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of Fannie Mae, except as shall be expressly set forth by specific reference in such document.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The exhibit index filed herewith is incorporated herein by reference.

Exhibit 99.1 to this report shall be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

Exhibits 99.2, 99.3 and 99.4 to this report shall be not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal National Mortgage Association

August 9, 2005	By:	/s/ Robert Levin

Name: Robert Levin
Title: Executive Vice President and Interim Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Narrative Portions of Form 12b-25 filed by Fannie Mae on August 9, 2005
99.2	May 18, 2005 news release regarding new officers to company's Finance division
99.3	June 27, 2005 news release regarding new chief audit executive
99.4	August 9, 2005 Statement of Daniel H. Mudd, President and Chief Executive Officer of Fannie Mae